Exhibit 20

		American National Insurance Company
		Galveston, Texas
--------------------------------------------------------------------



Please note that the purpose of this illustration is to show how the performance of the underlying accounts could affect the cash value and death benefit using assumed rates of return. This illustration is hypothetical and may not be used to project or predict investment results.



	 A Variable Life Insurance	Illustration
--------------------------------------------------------------------
	 WealthQuest III Variable Universal Life
	 Variable Universal Life
		 WQVUL




		Designed for
		John Doe




		Presented by
		Joe Test
		Registered Representative
		999-9999
		Insurance License # 1010101010






	Issued by American National Insurance Company. Distributed by Securities Management and Research, Inc., a broker-dealer subsidiary of American National Insurance Company, 2450 South Shore Boulevard,
	 Suite 400, League City, Texas 77573, Member NASD, SIPC.


		July 9, 2001


Form O-98		 This illustration is not a contract.
--------------------------------------------------------------------
			This is page 1 of 12 pages
		and is not valid unless all pages are included.

AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
WealthQuest III Variable Universal Life Insurance - The WealthQuest III contract allows flexible premium payments, subject to the company's minimum
premium requirements and the   maximum premium payments allowed by law.
Likewise, the death	benefit is adjustable, although certain restrictions
will apply to your ability to change the death benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the separate account, the accumulation values, surrender values and death benefits may increase or decrease.

This is an illustration, not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any investment option you may select for more information before making any purchases.

American National Variable Life Separate Account - The variable benefits under this contract are provided through investments in the American National Variable Life Separate Account. We established the American National Variable
Life Separate Account as a separate investment account to support variable universal life insurance contracts.

We own the assets of the American National Variable Life Separate Account. Assets equal to the reserves and other liabilities of the American National Variable Life Separate Account will not be charged with liabilities that arise from any other business we  conduct. We may transfer to our general account any
assets that  exceed the reserves and other liabilities of the American
National
Variable Life Separate Account. American National Variable Life  Separate
Account is registered with	the Securities and Exchange  Commission as a
unit
investment trust under the Investment Company Act of 1940. It is also subject to the laws of the state of Texas.

Underwriting Class Nicotine Non-User - The premium options and charges calculated for this Male Standard illustration assume a contract is issued based on the underwriting class indicated at the left. Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown on this illustration.

Current Charges - The current charges include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client's issue age, sex and underwriting classification. These charges are used to calculate the accumulation values, surrender values and death benefits illustrated under this heading. Current charges can change but will never exceed the guaranteed charges.

Guaranteed Charges - The guaranteed charges include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client's issue age, sex and underwriting classification. These charges are used to calculate the accumulation values, surrender values and death benefits illustrated under this heading.

Initial Specified Amount $100,000 - The base death benefit assumed at issue is shown on the left. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.



Form O-98
VER : 1.19.0029               This illustration is not a contract.
--------------------------------------------------------------------
Presented by Joe Test                  This is page 2 of 12 pages
July 9, 2001       and is not valid unless all pages are included.

AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
Death Benefit Option Level   This illustration provides an option for a level
or increasing- death benefit. The level death benefit option will provide a death benefit which is equal to the initial specified amount. The increasing death benefit option will provide a death benefit which is the sum of the initial specified amount and the accumulation value. The increasing death benefit option cost of insurance charges are greater than the level death benefit option charges.

Changes in Coverage - Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

Planned Annual Premium Outlay $540.00 -   The planned premiums are shown in
the
yearly detail of this illustration. Be sure to note when coverage would stop based on guaranteed and current charges. Premium payments that would cause the insurance coverage to increase by at least $10,000 are subject to prior approval by the company, and may require evidence of insurability.

Guaranteed Annual Premium $540.00 Coverage Period 25 Years -   The Guaranteed
Annual Premium of $540.00 paid guarantees the death   benefit coverage to the
anniversary following the insured's 60th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Loans - "Preferred" Loans are available on the surrender value over debt and premiums paid. "Preferred" loan interest rate is 3.00% in arrears. The loan interest rate for other loans is 4.00% in arrears. The value will be credited 3.00% on any outstanding loan balance. Maximum loan amounts are limited to 75%
of the surrender value in the first 3 contract years and90% thereafter.

Surrender Value - The amount available to the owner upon full surrender of the contract.

Non-Guaranteed Elements - The hypothetical investment rates of return shown elsewhere in this illustration are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing interest rates and rates of inflation. Daily charges by American National for mortality and expense risks and fund managers are deducted from the value of the net assets of the subaccounts. CURRENT M&E CHARGES IS 0.70% for YEARS 1 - 15
AND 0.35% THEREAFTER OF THE AVERAGE DAILY NET ASSETS; MAXIMUM = 0.70%. The current average fund management fees and expenses are assumed to be 0.98%.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6%, or 12% over a period of years, if they have fluctuated above or below those averages for individual contract years the death benefit and surrender value would be different from those shown above.

 This illustration has to be accompanied by or preceded by a prospectus.

Form O-98
VER : 1.19.0029               This illustration is not a contract.
--------------------------------------------------------------------
Presented by Joe Test                  This is page 3 of 12 pages
July 9, 2001       and is not valid unless all pages are included.


AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
           Modes:
     A = Annual        M = Monthly     L = Loan
     S = Semi-annual   P = P.A.C.      R = Loan Repayment
     Q = Quarterly     F = Forceout    W = Withdrawal
          Current Charges
+-----------------+-----+----------------------------+--------------
                                       0% Gross (-1.67% Net)
                                    Hypothetical Rate of return
     End                   Loans
      of    Premium          &      Accumulation     Surrender   Death
Age  Yr   Outlay     Mode  Withdr    Value           Value       Benefit
36    1      540      A      0              246             0    100,000
37    2      540      A      0              483             0    100,000
38    3      540      A      0              709             0    100,000
39    4      540      A      0              925             0    100,000
40    5      540      A      0            1,130             0    100,000
41    6      540      A      0            1,325             0    100,000
42    7      540      A      0            1,510             0    100,000
43    8      540      A      0            1,685             0    100,000
44    9      540      A      0            1,850             0    100,000
45   10      540      A      0            2,004             0    100,000
           -------
             5,400
46   11      540      A      0            2,157           472    100,000
47   12      540      A      0            2,298           970    100,000
48   13      540      A      0            2,427         1,447    100,000
49   14      540      A      0            2,543         1,900    100,000
50   15      540      A      0            2,647         2,331    100,000
51   16      540      A      0            2,746         2,746    100,000
52   17      540      A      0            2,829         2,829    100,000
53   18      540      A      0            2,895         2,895    100,000
54   19      540      A      0            2,936         2,936    100,000
55   20      540      A      0            2,948         2,948    100,000
           -------
            10,800
56   21      540      A      0            2,929         2,929    100,000
57   22      540      A      0            2,876         2,876    100,000
58   23      540      A      0            2,787         2,787    100,000
59   24      540      A      0            2,660         2,660    100,000
60   25      540      A      0            2,488         2,488    100,000
61   26      540      A      0            2,267         2,267    100,000
62   27      540      A      0            1,992         1,992    100,000
63   28      540      A      0            1,654         1,654    100,000
64   29      540      A      0            1,244         1,244    100,000
65   30      540      A      0              753           753    100,000
           -------
          16,200
66   31      540      A      0              174           174    100,000
67   32      540      A      0                0             0          0
68   33      540      A      0                0             0          0
69   34      540      A      0                0             0          0
70   35      540      A      0                0             0          0
=============================================================================
==
                                     12% Gross (10.25% Net)
                                    Hypothetical Rate of return
     End                    Loans
     of   Premium           &       Accumulation     Surrender   Death
Age  Yr   Outlay     Mode   Withdr    Value          Value       Benefit
36    1      540      A      0               290             0    100,000
37    2      540      A      0               605             0    100,000
38    3      540      A      0               945             0    100,000
39    4      540      A      0             1,313             0    100,000
40    5      540      A      0             1,711             0    100,000
41    6      540      A      0             2,143             0    100,000
42    7      540      A      0             2,613           475    100,000
43    8      540      A      0             3,124         1,013    100,000
44    9      540      A      0             3,681         1,599    100,000
45   10      540      A      0             4,286         2,233    100,000
           -------
           5,400
46   11      540      A      0             4,957         3,272    100,000
47   12      540      A      0             5,689         4,361    100,000
48   13      540      A      0             6,487         5,507    100,000
49   14      540      A      0             7,356         6,713    100,000
50   15      540      A      0             8,306         7,990    100,000
51   16      540      A      0             9,375         9,375    100,000
52   17      540      A      0            10,547        10,547    100,000
53   18      540      A      0            11,830        11,830    100,000
54   19      540      A      0            13,229        13,229    100,000
55   20      540      A      0            14,755        14,755    100,000
          -------
          10,800
56   21      540      A      0            16,420        16,420    100,000
57   22      540      A      0            18,238        18,238    100,000
58   23      540      A      0            20,225        20,225    100,000
59   24      540      A      0            22,397        22,397    100,000
60   25      540      A      0            24,774        24,774    100,000
61   26      540      A      0            27,376        27,376    100,000
62   27      540      A      0            30,227        30,227    100,000
63   28      540      A      0            33,353        33,353    100,000
64   29      540      A      0            36,783        36,783    100,000
65   30      540      A      0            40,552        40,552    100,000
           -------
          16,200
66   31      540      A      0            44,700        44,700    100,000
67   32      540      A      0            49,277        49,277    100,000
68   33      540      A      0            54,339        54,339    100,000
69   34      540      A      0            59,950        59,950    100,000
70   35      540      A      0            66,186        66,186    100,000

Form O-98
VER : 1.19.0029               This illustration is not a contract.
--------------------------------------------------------------------
Presented by Joe Test                  This is page 4 of 12 pages
July 9, 2001       and is not valid unless all pages are included.


                       AMERICAN NATIONAL INSURANCE COMPANY
                               Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
           Modes:
     A = Annual        M = Monthly     L = Loan
     S = Semi-annual   P = P.A.C.      R = Loan Repayment
     Q = Quarterly     F = Forceout    W = Withdrawal
          Current Charges
+-----------------+-----+----------------------------+--------------
                                       0% Gross (-1.67% Net)
                                    Hypothetical Rate of return
     End                   Loans
      of  Premium          &        Accumulation    Surrender    Death
Age  Yr   Outlay     Mode  Withdr    Value          Value        Benefit
71   36       540      A      0                0            0         0
72   37       540      A      0                0            0         0
73   38       540      A      0                0            0         0
74   39       540      A      0                0            0         0
75   40       540      A      0                0            0         0
            -------
            21,600
76   41       540      A      0                0            0         0
77   42       540      A      0                0            0         0
78   43       540      A      0                0            0         0
79   44       540      A      0                0            0         0
80   45       540      A      0                0            0         0
81   46       540      A      0                0            0         0
82   47       540      A      0                0            0         0
83   48       540      A      0                0            0         0
84   49       540      A      0                0            0         0
85   50       540      A      0                0            0         0
            -------
            27,000
86   51       540      A      0                0            0         0
87   52       540      A      0                0            0         0
88   53       540      A      0                0            0         0
89   54       540      A      0                0            0         0
90   55       540      A      0                0            0         0
91   56       540      A      0                0            0         0
92   57       540      A      0                0            0         0
93   58       540      A      0                0            0         0
94   59       540      A      0                0            0         0
95   60       540      A      0                0            0         0
            -------
            32,400
96    61       540      A      0                0            0         0
97    62       540      A      0                0            0         0
98    63       540      A      0                0            0         0
99    64       540      A      0                0            0         0
100   65       540      A      0                0            0         0
101   66       540      A      0                0            0         0
102   67       540      A      0                0            0         0
103   68       540      A      0                0            0         0
104   69       540      A      0                0            0         0
105   70       540      A      0                0            0         0
            -------
            35,100
*****************************************************************************
                                     12% Gross (10.25% Net)
                                    Hypothetical Rate of return
     End                    Loans
     of   Premium           &       Accumulation     Surrender   Death
Age  Yr   Outlay     Mode   Withdr    Value          Value       Benefit
71   36      540      A         0         73,134        73,134    100,000
72   37      540      A         0         80,898        80,898    100,000
73   38      540      A         0         89,604        89,604    100,000
74   39      540      A         0         99,340        99,340    100,000
75   40      540      A         0        110,124       110,124    100,000
           -------
            21,600
76   41      540      A         0        122,077       122,077    128,181
77   42      540      A         0        135,266       135,266    142,029
78   43      540      A         0        149,815       149,815    157,306
79   44      540      A         0        165,862       165,862    174,155
80   45      540      A         0        183,554       183,554    192,732
81   46      540      A         0        203,055       203,055    213,208
82   47      540      A         0        224,541       224,541    235,769
83   48      540      A         0        248,203       248,203    260,614
84   49      540      A         0        274,249       274,249    287,961
85   50      540      A         0        302,905       302,905    318,050
           -------
           27,000
86   51      540      A         0        334,420       334,420     351,141
87   52      540      A         0        369,066       369,066     387,519
88   53      540      A         0        407,139       407,139     427,496
89   54      540      A         0        448,965       448,965     471,414
90   55      540      A         0        494,896       494,896     519,641
91   56      540      A         0        545,311       545,311     567,123
92   57      540      A         0        601,231       601,231     619,268
93   58      540      A         0        663,374       663,374     676,641
94   59      540      A         0        732,572       732,572     739,898
95   60      540      A         0        809,810       809,810     817,908
           -------
           32,400
96   61      540      A         0        894,990       894,990     903,940
97   62      540      A         0        988,801       988,801     998,689
98   63      540      A         0      1,091,851     1,091,851   1,102,770
99   64      540      A         0      1,204,566     1,204,566   1,216,612
100  65      540      A         0      1,327,454     1,327,454   1,340,728
101  66        0      A         0      1,468,591     1,468,591   1,615,450
102  67        0      A         0      1,624,735     1,624,735   1,787,209
103  68        0      A         0      1,797,480     1,797,480   1,977,229
104  69        0      A         0      1,988,593     1,988,593   2,187,452
105  70        0      A         0      2,200,024     2,200,024   2,420,026
           -------
           35,100
Form O-98
VER : 1.19.0029               This illustration is not a contract.
--------------------------------------------------------------------
Presented by Joe Test                  This is page 5 of 12 pages
July 9, 2001       and is not valid unless all pages are included.


AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
           Modes:
     A = Annual        M = Monthly     L = Loan
     S = Semi-annual   P = P.A.C.      R = Loan Repayment
     Q = Quarterly     F = Forceout    W = Withdrawal
          Current Charges
*********************************************************************
                                       0% Gross (-1.67% Net)
                                    Hypothetical Rate of return
     End                   Loans
      of  Premium          &        Accumulation    Surrender    Death
Age  Yr   Outlay     Mode  Withdr    Value          Value        Benefit
106   71       540      A      0                0            0         0
107   72       540      A      0                0            0         0
108   73       540      A      0                0            0         0
109   74       540      A      0                0            0         0
110   75       540      A      0                0            0         0

*********************************************************************
                                   12% Gross (10.25% Net)
                                    Hypothetical Rate of return
     End                    Loans
     of   Premium           &       Accumulation     Surrender   Death
Age  Yr   Outlay     Mode   Withdr    Value          Value       Benefit
106   71       0      A         0      2,433,935     2,433,935   2,677,329
107   72       0      A         0      2,692,717     2,692,717   2,961,988
108   73       0      A         0      2,979,012     2,979,012   3,276,913
109   74       0      A         0      3,295,747     3,295,747   3,625,322
110   75       0      A         0      3,646,158     3,646,158   4,010,774

















Form O-98
VER : 1.19.0029               This illustration is not a contract.
--------------------------------------------------------------------
Presented by Joe Test                  This is page 5 of 12 pages
July 9, 2001       and is not valid unless all pages are included.
AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
           Modes:
     A = Annual        M = Monthly     L = Loan
     S = Semi-annual   P = P.A.C.      R = Loan Repayment
     Q = Quarterly     F = Forceout    W = Withdrawal
          Current Charges
+-----------------+-----+----------------------------+--------------
                                       0% Gross (-1.67% Net)
                                    Hypothetical Rate of return
     End                   Loans
      of  Premium          &        Accumulation    Surrender    Death
Age  Yr   Outlay     Mode  Withdr    Value          Value        Benefit
36   1      540        A      0              169            0   100,000
37   2      540        A      0              326            0   100,000
38   3      540        A      0              469            0   100,000
39   4      540        A      0              597            0   100,000
40   5      540        A      0              709            0   100,000
41   6      540        A      0              803            0   100,000
42   7      540        A      0              878            0   100,000
43   8      540        A      0              933            0   100,000
44   9      540        A      0              967            0   100,000
45   10     540        A      0              978            0   100,000
         -------
         5,400
46   11     540        A      0              963            0   100,000
47   12     540        A      0              921            0   100,000
48   13     540        A      0              849            0   100,000
49   14     540        A      0              746          103   100,000
50   15     540        A      0              609          293   100,000
51   16     540        A      0              433          433   100,000
52   17     540        A      0              212          212   100,000
53   18     540        A      0                0            0   100,000
54   19     540        A      0                0            0   100,000
55   20     540        A      0                0            0   100,000
         -------
         10,800
56   21     540        A      0                0            0   100,000
57   22     540        A      0                0            0   100,000
58   23     540        A      0                0            0   100,000
59   24     540        A      0                0            0   100,000
60   25     540        A      0                0            0   100,000
61   26     540        A      0                0            0         0
62   27     540        A      0                0            0         0
63   28     540        A      0                0            0         0
64   29     540        A      0                0            0         0
65   30     540        A      0                0            0         0
          ------
          16,200
66   31     540        A        0              0             0         0
67   32     540        A        0              0             0         0
68   33     540        A        0              0             0         0
69   34     540        A        0              0             0         0
70   35     540        A        0              0             0         0

**********************************************************************
                                    12% Gross (10.25% Net)
                                    Hypothetical Rate of return
     End                    Loans
     of   Premium           &       Accumulation     Surrender   Death
Age  Yr   Outlay     Mode   Withdr    Value          Value       Benefit
36   1      540        A        0            208             0   100,000
37   2      540        A        0            428             0   100,000
38   3      540        A        0            658             0   100,000
39   4      540        A        0            899             0   100,000
40   5      540        A        0          1,151             0   100,000
41   6      540        A        0          1,411             0   100,000
42   7      540        A        0          1,680             0   100,000
43   8      540        A        0          1,958             0   100,000
44   9      540        A        0          2,243           161   100,000
45   10     540        A        0          2,535           482   100,000
         -------
         5,400
46   11     540        A        0          2,830         1,145   100,000
47   12     540        A        0          3,129         1,801   100,000
48   13     540        A        0          3,428         2,448   100,000
49   14     540        A        0          3,726         3,083   100,000
50   15     540        A        0          4,019         3,703   100,000
51   16     540        A        0          4,302         4,302   100,000
52   17     540        A        0          4,569         4,569   100,000
53   18     540        A        0          4,809         4,809   100,000
54   19     540        A        0          5,013         5,013   100,000
55   20     540        A        0          5,170         5,170   100,000
         -------
         10,800
56   21     540        A        0          5,266         5,266   100,000
57   22     540        A        0          5,289         5,289   100,000
58   23     540        A        0          5,224         5,224   100,000
59   24     540        A        0          5,051         5,051   100,000
60   25     540        A        0          4,746         4,746   100,000
61   26     540        A        0          4,278         4,278   100,000
62   27     540        A        0          3,613         3,613   100,000
63   28     540        A        0          2,704         2,704   100,000
64   29     540        A        0          1,494         1,494   100,000
65   30     540        A        0              0             0         0
          ------
          16,200
66   31     540        A        0              0             0         0
67   32     540        A        0              0             0         0
68   33     540        A        0              0             0         0
69   34     540        A        0              0             0         0
70   35     540        A        0              0             0         0

Form O-98@VER : 1.19.0029		This illustration is not a contract.
--------------------------------------------------------------------------
Presented by Joe Test		This is page 7 of 12 pages
July 9, 2001	and is not valid unless all pages are included.


AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
           Modes:
     A = Annual        M = Monthly     L = Loan
     S = Semi-annual   P = P.A.C.      R = Loan Repayment
     Q = Quarterly     F = Forceout    W = Withdrawal
          Current Charges
+-----------------+-----+----------------------------+--------------
                                       0% Gross (-1.67% Net)
                                    Hypothetical Rate of return
     End                   Loans
      of  Premium          &        Accumulation    Surrender    Death
Age  Yr   Outlay     Mode  Withdr    Value          Value        Benefit
71   36     540        A        0              0             0         0
72   37     540        A        0              0             0         0
73   38     540        A        0              0             0         0
74   39     540        A        0              0             0         0
75   40     540        A        0              0             0         0
         -------
         21,600
76   41     540        A        0              0             0         0
77   42     540        A        0              0             0         0
78   43     540        A        0              0             0         0
79   44     540        A        0              0             0         0
80   45     540        A        0              0             0         0
81   46     540        A        0              0             0         0
82   47     540        A        0              0             0         0
83   48     540        A        0              0             0         0
84   49     540        A        0              0             0         0
85   50     540        A        0              0             0         0
         -------
         27,000
86   51     540        A        0              0             0         0
87   52     540        A        0              0             0         0
88   53     540        A        0              0             0         0
89   54     540        A        0              0             0         0
90   55     540        A        0              0             0         0
91   56     540        A        0              0             0         0
92   57     540        A        0              0             0         0
93   58     540        A        0              0             0         0
94   59     540        A        0              0             0         0
95   60     540        A        0              0             0         0
         -------
         32,400
96   51     540        A        0              0             0         0
97   52     540        A        0              0             0         0
98   53     540        A        0              0             0         0
99   54     540        A        0              0             0         0
100  55     540        A        0              0             0         0
101  56       0        A        0              0             0         0
102  57       0        A        0              0             0         0
103  58       0        A        0              0             0         0
104  59       0        A        0              0             0         0
105  60       0        A        0              0             0         0
         -------
         35,100
***********************************************************************
                                    12% Gross (10.25% Net)
                                    Hypothetical Rate of return
     End                    Loans
     of   Premium           &       Accumulation     Surrender   Death
Age  Yr   Outlay     Mode   Withdr    Value          Value       Benefit
71   36     540        A        0              0             0         0
72   37     540        A        0              0             0         0
73   38     540        A        0              0             0         0
74   39     540        A        0              0             0         0
75   40     540        A        0              0             0         0
         -------
         21,600
76   41     540        A        0              0             0         0
77   42     540        A        0              0             0         0
78   43     540        A        0              0             0         0
79   44     540        A        0              0             0         0
80   45     540        A        0              0             0         0
81   46     540        A        0              0             0         0
82   47     540        A        0              0             0         0
83   48     540        A        0              0             0         0
84   49     540        A        0              0             0         0
85   50     540        A        0              0             0         0
         -------
         27,000
86   51     540        A        0              0             0         0
87   52     540        A        0              0             0         0
88   53     540        A        0              0             0         0
89   54     540        A        0              0             0         0
90   55     540        A        0              0             0         0
91   56     540        A        0              0             0         0
92   57     540        A        0              0             0         0
93   58     540        A        0              0             0         0
94   59     540        A        0              0             0         0
95   60     540        A        0              0             0         0
         -------
         32,400
96   51     540        A        0              0             0         0
97   52     540        A        0              0             0         0
98   53     540        A        0              0             0         0
99   54     540        A        0              0             0         0
100  55     540        A        0              0             0         0
101  56       0        A        0              0             0         0
102  57       0        A        0              0             0         0
103  58       0        A        0              0             0         0
104  59       0        A        0              0             0         0
105  60       0        A        0              0             0         0
         -------
         35,100
Form O-98@VER : 1.19.0029		This illustration is not a contract.
-----------------------------------------------------------------------------
--
-
Presented by Joe Test		This is page 8 of 12 pages
July 9, 2001	and is not valid unless all pages are included.


AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
           Modes:
     A = Annual        M = Monthly     L = Loan
     S = Semi-annual   P = P.A.C.      R = Loan Repayment
     Q = Quarterly     F = Forceout    W = Withdrawal
          Current Charges
+-----------------+-----+----------------------------+--------------
                                       0% Gross (-1.67% Net)
                                    Hypothetical Rate of return
     End                   Loans
      of  Premium          &        Accumulation    Surrender    Death
Age  Yr   Outlay     Mode  Withdr    Value          Value        Benefit
106  71       0        A        0              0             0         0
107  72       0        A        0              0             0         0
108  73       0        A        0              0             0         0
109  74       0        A        0              0             0         0
110  75       0        A        0              0             0         0


***********************************************************************
                                    12% Gross (10.25% Net)
                                    Hypothetical Rate of return
     End                    Loans
     of   Premium           &       Accumulation     Surrender   Death
Age  Yr   Outlay     Mode   Withdr    Value          Value       Benefit
106  71       0        A        0              0             0         0
107  72       0        A        0              0             0         0
108  73       0        A        0              0             0         0
109  74       0        A        0              0             0         0
110  75       0        A        0              0             0         0













Form O-98@VER : 1.19.0029		This illustration is not a contract.
-----------------------------------------------------------------------------
--
Presented by Joe Test		This is page 9 of 12 pages
July 9, 2001	and is not valid unless all pages are included.



AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
Underwriting Class: Male, Standard TNU Premium payments can be increased up to
the maximum limits in order to extend & increase benefits & values.
                      Policy Outlay
End
of          Premium   With     Annual   Loan       Loan
Yr   Age    Outlay    drawal    Loan    Interest   Balance
1      36     540        0        0        0           0
2      37     540        0        0        0           0
3      38     540        0        0        0           0
4      39     540        0        0        0           0
5      40     540        0        0        0           0
6      41     540        0        0        0           0
7      42     540        0        0        0           0
8      43     540        0        0        0           0
9      44     540        0        0        0           0
10     45     540        0        0        0           0
             5400
11     46     540        0        0        0           0
12     47     540        0        0        0           0
13     48     540        0        0        0           0
14     49     540        0        0        0           0
15     50     540        0        0        0           0
16     51     540        0        0        0           0
17     52     540        0        0        0           0
18     53     540        0        0       0           0
19     54     540        0        0        0           0
20     55     540        0        0        0           0
            10,800
21     56     540        0        0        0           0
22     57     540        0        0        0           0
23     58     540        0        0        0           0
24     59     540        0        0        0           0
25     60     540        0        0        0           0
26     61     540        0        0        0           0
27     62     540        0        0        0           0
28     63     540        0        0        0           0
29     64     540        0        0        0           0
30     65     540        0        0        0           0
            16,200
31     66     540        0        0        0           0
32     67     540        0        0        0           0
33     68     540        0        0        0           0
34     69     540        0        0        0           0
35     70     540        0        0        0           0
36     71     540        0        0        0           0
37     72     540        0        0        0           0
38     73     540        0        0        0           0
39     74     540        0        0        0           0
40     75     540        0        0        0           0
            21,600

GUIDELINE PREMIUMS
End
of          Premium
Yr    Age    Outlay    Single   Annual     Total      7 Pay
1      36     540     16,135     1,385     16,135     3,741
2      37     540          0     1,385     16,135     3,741
3      38     540          0     1,385     16,135     3,741
4      39     540          0     1,385     16,135     3,741
5      40     540          0     1,385     16,135     3,741
6      41     540          0     1,385     16,135     3,741
7      42     540          0     1,385     16,135     3,741
8      43     540          0     1,385     16,135         0
9      44     540          0     1,385     16,135         0
10     45     540          0     1,385     16,135         0
            5400     16,135     13,845

11     46     540          0     1,385     16,135         0
12     47     540          0     1,385     16,614         0
13     48     540          0     1,385     17,999         0
14     49     540          0     1,385     19,383         0
15     50     540          0     1,385     20,768         0
16     51     540          0     1,385     22,152         0
17     52     540          0     1,385     23,537         0
18     53     540          0     1,385     24,921         0
19     54     540          0     1,385     25,306         0
20     55     540          0     1,385     27,690         0
           10,800     16,135    27,690
21     56     540          0     1,385     29,075         0
22     57     540          0     1,385     30,459         0
23     58     540          0     1,385     31,844         0
24     59     540          0     1,385     33,228         0
25     60     540          0     1,385     34,613         0
26     61     540          0     1,385     35,997         0
27     62     540          0     1,385     37,382         0
28     63     540          0     1,385     38,766         0
29     64     540          0     1,385     40,151         0
30     65     540          0     1,385     41,535         0
          16,200      16,135    41,535
31     66     540          0     1,385     42,920         0
32     67     540          0     1,385     44,304         0
33     68     540          0     1,385     45,689         0
34     69     540          0     1,385     47,073         0
35     70     540          0     1,385     48,458         0
36     71     540          0     1,385     49,842         0
37     72     540          0     1,385     51,227         0
38     73     540          0     1,385     52,611         0
39     74     540          0     1,385     53,996         0
40     75     540          0     1,385     55,380         0
          21,600      16,135    55,380


Form O-98@VER : 1.19.0029		This illustration is not a contract.
-----------------------------------------------------------------------------
--
Presented by Joe Test		This is page 10 of 12 pages
July 9, 2001	and is not valid unless all pages are included.



AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------
Underwriting Class: Male, Standard TNU Premium payments can be increased up to
the maximum limits in order to extend & increase benefits & values.
                      POLICY OUTLAY
End
of            Premium   With     Annual   Loan       Loan
Yr     Age    Outlay    drawal    Loan    Interest   Balance

41     76     540         0         0         0         0
42     77     540         0         0         0         0
43     78     540         0         0         0         0
44     79     540         0         0         0         0
45     80     540         0         0         0         0
46     81     540         0         0         0         0
47     82     540         0         0         0         0
48     83     540         0         0         0         0
49     84     540         0         0         0         0
50     85     540         0         0         0         0
          27,000
51     86     540         0         0         0         0
52     87     540         0         0         0         0
53     88     540         0         0         0         0
54     89     540         0         0         0         0
55     90     540         0         0         0         0
56     91     540         0         0         0         0
57     92     540         0         0         0         0
58     93     540         0         0         0         0
59     94     540         0         0         0         0
60     95     540         0         0         0         0
            32,400
61     96     540         0         0         0         0
62     97     540         0         0         0         0
63     98     540         0         0         0         0
64     99     540         0         0         0         0
65    100     540         0         0         0         0
66    101       0         0         0         0         0
67    102       0         0         0         0         0
68    103       0         0         0         0         0
69    104       0         0         0         0         0
70    105       0         0         0         0         0
            35,100
71    106       0         0         0         0         0
72    107       0         0         0         0         0
73    108       0         0         0         0         0
74    109       0         0         0         0         0
75    110       0         0         0         0         0
           35,100         0         0         0         0
*************************************************************************


GUIDELINE PREMIUMS
End
of          Premium
Yr    Age    Outlay    Single   Annual     Total   7 Pay
41     76     540         0     1,385     56,765     0
42     77     540         0     1,385     58,149     0
43     78     540         0     1,385     59,534     0
44     79     540         0     1,385     60,918     0
45     80     540         0     1,385     62,303     0
46     81     540         0     1,385     63,687     0
47     82     540         0     1,385     65,072     0
48     83     540         0     1,385     66,456     0
49     84     540         0     1,385     67,841     0
50     85     540         0     1,385     69,225     0
          27,000     16,135     69,225
51     86     540         0     1,385     70,610     0
52     87     540         0     1,385     71,994     0
53     88     540         0     1,385     73,379     0
54     89     540         0     1,385     74,763     0
55     90     540         0     1,385     76,148     0
56     91     540         0     1,385     77,532     0
57     92     540         0     1,385     78,9127     0
58     93     540         0     1,385     80,301     0
59     94     540         0     1,385     81,686     0
60     95     540         0     1,385     83,070     0
           32,400     16,135   83,070
61     96     540         0     1,385     84,455     0
62     97     540         0     1,385     85,839     0
63     98     540         0     1,385     87,224     0
64     99     540         0     1,385     88,608     0
65    100     540         0     1,385     89,993     0
66    101       0         0     1,385     91,377     0
67    102       0         0     1,385     92,762     0
68    103       0         0     1,385     94,146     0
69    104       0         0     1,385     95,531     0
70    105       0         0     1,385     96,915     0
           35,100     16,135   96,915
71    106       0         0     1,385     98,300     0
72    107       0         0     1,385     99,684     0
73    108       0         0     1,385     101,069     0
74    109       0         0     1,385     102,453     0
75    110       0         0     1,385     103,838     0
           35,100     16,135   103,838

Form O-98
VER : 1.19.0029		This illustration is not a contract.
-----------------------------------------------------------------------------
--
Presented by Joe Test		This is page 11 of 12 pages
July 9, 2001	and is not valid unless all pages are included.

AMERICAN NATIONAL INSURANCE COMPANY
     Galveston, Texas
--------------------------------------------------------------------
Designed for John Doe                     Illustration Explanation
WealthQuest III Variable Universal Life - Flexible Premium Variable Life
Age:35   Male                                           Form WQVUL
--------------------------------------------------------------------

 Tax Guidelines | This illustration is intended to comply with the Internal Revenue
	| Code Section 7702(DEFRA) which limits the relationship of cash
	| values to death benefits to meet the tax definition of life
	| insurance.
	|
	| Guideline Single Premium:	$16,135.00
	| Guideline Level Annual Premium:	$1,384.50
	| TAMRA Initial 7 Pay Premium: $1,384.50
	|
	| Under IRC 7702, this contract will qualify as life insurance only
	| if the sum of the premiums paid less withdrawals does not exceed
	| the greater of the Guideline Single Premium or the sum of the
	| Guideline Level Annual Premiums.
	|
	| Premiums paid in excess of the TAMRA 7-Pay Premium will cause the
	| contract to become a Modified Endowment Contract and would result
	| in the loss of favorable tax treatment* on withdrawals and loans
	| from the contract.	Distributions received before age 59 1/2 would
	| incur a tax penalty.	American National will notify you if your
	| contract becomes a Modified Endowment Contract.
	|
	| These premium figures will be adjusted in the event you make
	| certain changes to your contract, such as an increase or decrease
	| in your specified amount.
	|
	|
	| *	Neither American National nor its representatives give legal,
	| tax or accounting advice.	If you need advice, please consult your
	| attorney or accountant regarding your specific situation.
	|
	|
	|
Acknowledgement
      | I acknowledge receipt of a copy of this illustration and current
	| applicable prospectuses.	I understand that this illustration is
	| provided solely to demonstrate how the Variable Universal Life
	| insurance contract operates and not to predict, project or imply
	| investment results.	I understand that this illustration is for a
	| life insurance contract and that there are costs associated with
	| the insurance coverage.	I understand that the current costs are
	| not guaranteed and could be higher or lower.	I further understand
	| that the illustrated rates of return are hypothetical only and
	| that actual rates of return will vary and could be higher or lower
	| than the percentages illustrated.
	|
	|
	|
	|	 ______________________________ __________
	|	 Owner/Applicant Signature(s)	Date
	|
	||
	| I certify that I have provided a prospectus and presented this
	| illustration to the applicant.	I have explained that the current
	| costs and investment results are not guaranteed.	I have not made
	| any representations that are inconsistent with this illustration.
	|
      	 ______________________________ __________
	|	 Representative Signature(s)	Date
	|







Form O-98
VER : 1.19.0029		This illustration is not a contract.
-----------------------------------------------------------------------------
--
-----
Presented by Joe Test		This is page 12 of 12 pages
July 9, 2001	and is not valid unless all pages are included.